     As filed with the Securities and Exchange Commission on June 15, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ACTIVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                      94-3232772
(State of incorporation or organization)                   (IRS Employer
                                                         Identification No.)

      3333 Octavius Drive, Santa Clara, CA                      95054
   (Address of principal executive offices)                  (Zip Code)


 If this form relates to the registration of a         If this form relates to the registration
 class of securities pursuant to Section 12(b)         of a class of securities pursuant to
 of the Exchange Act and is effective pursuant         Section 12(g) of the Exchange Act and is
 to General Instruction A.(c), check the               effective pursuant to General
 following box. [_]                                    Instruction A.(d), check the following box. [X]

          Securities Act registration statement file number to which this form relates:  S-1

       Securities to be registered pursuant to Section 12(b) of the Act:

               Title of each class                        Name of each exchange on which
               to be so registered                        each class is to be registered
               -------------------                        ------------------------------
                     None                                            None


       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
                         ------------------------------
                                (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-80549).

Item 2.   Exhibits
          --------

     The following exhibits are filed as a part of this Registration Statement:

          1. Form of Amended and Restated Certificate of Incorporation of the Registrant in effect prior to completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (registration no. 333-80549).

          2. Form of Certificate of Amendment to Certificate of Incorporation of the Registrant to be filed and effective prior to completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (registration no. 333-80549).

          3. Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed and effective upon completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (registration no. 333-80549).

          4. Bylaws of the Registrant - incorporated herein by reference to
Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (registration no. 333-80549).

          5. Form of the Registrant's common stock certificate - incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (registration no. 333-80549).

          6. Amended and Restated Rights Agreement dated March 27, 1998, as amended - incorporated herein by reference to Exhibit 10.7 to the Registrant's Registration Statement on Form S-1 (registration no. 333-80549).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: June 14, 1999                    ACTIVE SOFTWARE, INC.

                                       By: /s/ Jon A. Bode
                                           -----------------------------------
                                           Jon A. Bode, Vice President and Chief
                                           Financial Officer

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